Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James W. Spexarth, Executive Vice President and Chief Financial Officer of Superior Energy Services, Inc. (the “Company”), certify, pursuant to Section 1350 of Title 18 of the U.S. Code, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

1. the annual report on Form 10-K of the Company for the year ended December 31, 2022 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Report or as a separate disclosure document.

Date: March ___, 2023	By:	/s/ James W. Spexarth
James W. Spexarth
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Superior Energy Services, Inc.